Exhibit 99.2

Limited Liability Company "Gorstovoe"
Financial Statements
for the nine months, ended 30 September 2006
and 30 September 2007

Contents

1. FINANCIAL STATEMENTS	3
1.1. Balance Sheet	3
1.2. Statement of Income	4
1.3. Statement of Cash Flow	5
1.4 Statement of Changes in Shareholders Equity	6

2. Notes to the Financial Statements	7

1. FINANCIAL STATEMENTS

1.1 Balance sheet

Limited Liability Company "Gorstovoe"

	Notes	30 September	30 September
000’ USD		2006	2007
Assets
Current assets
Cash and cash equivalents	3	1	1
Accounts recievable	4	26	28
Inventory	5	60	50
Inventory obsolesence reserve	5	(43)	(47)
Total current assets		44	33
Non-current assets
Mineral rights	8	-	-
Property, plant and equipment	6	3	1
Construction-in-progress	7	7 762	8 557
Non-current deferred income tax	12	134	41
Other assets	9	1 439	1 544
Total non-current assets		9 338	10 129
Total assets		9 382	10 176

Liabilities and shareholders equity
Current liabilities
Loans payable	10	413	825
Promissory notes payable on demand	11	747	802
Accounts payable to vendors and suppliers	11	63	272
Taxes payable	11	9	21
Other payables	11	13	22
Salaries payable	11	41	64
Total current liabilities		1 285	2 005
Non-current liabilities
Long term deferred tax liabilities	12	71	-
TOTAL non-current liabilities		71	-
Shareholders equity
Common stock par value 10 RUR (shares issued and outstanding, 100 000)	14	9 033	9 033
Retained earnings (deficit)	13	(1 504)	(1 852)
Current retained earnings	13	(173)	(383)
Other accumulated comprehensive gain (loss)	14	670	1 373
Total shareholders equity		8 026	8 171
Total liabilities and shareholders equity		9 382	10 176

LLC «Gorstovoe»

General Director	________/______________/

Chief Accountant	________/______________/
13.02.2008

1.2 Statement of income

Limited Liability Company "Gorstovoe"

000'USD	Notes	9m 2006	9m 2007

Revenue	15	-	35
Cost of sales		(5)	(69)
Gross profit		(5)	(34)

Selling and distribution costs		-	(8)
General and administrative expenses	16	(169)	(152)
Other operating income		9	1
Other operating expense	16	(59)	(210)
Profit from operations		(225)	(403)

Interest expense		(1)	(4)
Profit before tax		(225)	(407)

Deferred tax benefit/expense		53	25
Net profit (loss)	13	(173)	(383)
-
Net income	13	(173)	(383)
Transitional difference		670	1,373
Comprehensive income	13	498	991

LLC «Gorstovoe»

General Director	________/______________/

Chief Accountant	________/______________/
13.02.2008

1.3. Statement of Cash Flow

Limited Liability Company ‘Gorstovoe”

000'USD	Total 9m 2006	Total 9m 2007
Cash flows from operating activities		-
Cash inflows from operating activities:	19	41
Cash outflows from operating activities	(643)	(268)
Cash paid to suppliers	(327)	(99)
Cash paid for administrative expenses	(154)	(31)
Salary and welfares paid to employees	(163)	(138)
Net cash inflow (outflow) from operating activities	(624)	(227)
Cash flows from investing activities:		-
Cash outflows (investments in the following):	-	-
Cash inflows from investing activities:	-	-
Net cash inflow (outflow) from investing activities	-	-
Cash inflows (outflow) from financial activities:		-
Cash inflows (obtained from the following sources):	1 145	237
Loans received	1 145	237
Cash outflows (cash payments related to financing):	(542)	(21)
Payment on shot-term debt	(542)	(21)
Net cash inflow (outflow) from financial activities	603	216
Net cash inflow (outflow) from currency exchange rate changes	-	-
Currency translation adjustments (net)	-	-
Net increase (decrease) in cash during the period	(20)	(11)
Cash at beginning of period	21	12
Cash at end of period	1	1

LLC «Gorstovoe»

General Director	________/______________/

Chief Accountant	________/______________/
13.02.2008

1.4 Statement of changes in equity

Limited Liability Company “Gorstovoe”

For the 9 months ended September 30th	Notes	9m 2006	9m 2007
000’USD
Chartered capital
at Jan 1st	14	9,033	9,033
additions		-	-
at Sep 30th	14	9,033	9,033

Retained earnings

at Jan 1st	13	(1,504)	(1,852)
Net Income/Loss	13	(173)	(383)
at Sep 30th	13	(1677)	(2,235)
Currency translation adjustments (net)		670	1,373
Total stockholders' capital		8,026	8,171

LLC «Gorstovoe»

General Director	________/______________/

Chief Accountant	________/______________/
13.02.2008

3. NOTES TO THE FINANCIAL STATAMENTS

1. Operations and Business

Gorstovoe Limited Liability Company, (the Company), was incorporated on April 23, 2002 in accordance to the Federal Law No 14 – Federal Law, from February 08, 1998 “About societies with limited liability” in Tomsk city. The assets of construction in progress are situated in Tomsk region nearby Strejevoi settlement. The office of the Company is situated in Tomsk city.
The Company’s main activity is investing in assets directed to oil and petroleum gas production. The production will start after completion of necessary construction work.
The Company has obtained licenses from the government authorities for:
a)
exploration activity, mineral exploration, mining operations of oil and gas in Gorstovoe oilfield, the license is valid till March 18, 2014. The Company has licensing agreement of use conditions in Gorstovoe oilfield which is the integral part of the license.

b)	well operations, the license is valid till January 31, 2008.
c)	mining of soil, the license is valid till December 31, 2008.
d)	surveyor operations, the license is valid till May 31, 2009.
e)	underground water extraction, the license is valid till December 31, 2010.

We have to draw attention that the Company has been warned with Federal Agency of Ministry of Natural resources about violations of the license agreement of use conditions in Gorstovoe oilfield:
-	the oilfield has not been set into trial exploitation yet;
-	the estimation of oil reserves in the oilfield and the Plan of operation and maintenance phase of exploitation has not been submitted to the Federal Agency.
According to this notification issued on April 20, 2007 the Company has 9 months to eliminate these violations.

2. Summary of Significant Accounting Policies

The accounting policies of the Company are in accordance with generally accepted accounting principals of the United States of America, and their basis of application is consistent with that of the previous year. Outlined below are those policies considered particularly significant.

a)	Cash and Cash Equivalents
For purposes of the statement reporting within the statement of cash flows, cash includes currency, cheques issued by others, other currency equivalents and current deposits. Cash equivalents include securities and short-term market instruments that can be easily converted into cash. Investments that mature within three months from the investment date are also included as cash equivalents.

b)	Inventories
Expenses for purchase the materials, necessary for construction work and for administrative expenses include applicable purchase costs and operating expenses. Materials and supplies inventories are recorded at the lower average cost or net realizable value.

c)	Property, Plant and Equipment
Property, Plant and Equipment are stated at historical costs. Major renewals and betterments are capitalized and expenditures for repairs and maintenance are charged to expense as incurred. Building expenses for oil and petroleum gas production equipment are capitalized. Depreciation is provided, using straight-line method. The rates of depreciation are formulated to charge operation with the cost of the equipment over their estimated useful lives as follows:

Computer and other electronic equipment	3-5 years.

d)	Construction in progress
Assets in the course of construction are capitalized in the construction work in progress account. On completion, the cost of construction is transferred to the appropriate category of tangible fixed assets.
No depreciation is charged on assets in the capital work in progress account. These assets are depreciated upon their transfer to appropriate category of tangible fixed assets.
Costs related to managing capital construction are accumulated over the reporting period (financial year) and allocated at the end of the reporting period (financial year) among costs of items registered as non-operational assets as of the end of the year in proportion to actual costs incurred in the appropriate reporting period (financial year) in respect of each of the items.

e)	Use of Estimates
Preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amount reported in the financial statements and related no financial statements and related notes to financial statements. These estimates are based on management’s best knowledge of current events and actions the Company may undertake in the future. Actual results may ultimately differ from estimates, although management does not believe such changes will materially affect the financial statements in any individual year.

f)	Foreign Currency Translation
The Company accounts for foreign currency translation pursuant to SFAS No 52, “Foreign Currency Translation” (“SFAS 52”). The Company’s functional currency is the Russian Rouble. Under SFAS 52, all assets and liabilities are translated into United States dollars using the current exchange rate at the end of each fiscal period. Revenues and expenses are translated using the average exchange rates prevailing throughout the respective periods. Translation adjustments are included in other comprehensive income (loss) for the period. Certain transactions of the Company are denominated in United States dollars. Translation gains or losses related to such transactions are recognized for each reporting period in the related statement of operations and comprehensive income (loss).

The principal exchange rates against US dollars were:

	9 month ended 30 September 2006	9 month ended 30 September 2007

AVERAGE
RUR	27,3860	25,8846
CLOSING
RUR	26,7799	24,9493

g)	Environmental liabilities
Liabilities for environmental remediation are recorded when it is probable that obligations have been incurred and the amounts can be reasonably estimated.

h)	Pension and post-employment benefits
The Company’s mandatory contributions to the governmental pension plan are expensed when incurred. Discretionary pensions and other post-employment benefits are not material.

i)	Income Tax
The Company’s accounting policy for taxes pursuant to SFAS No 109, “Accounting for Income Taxes”. Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws and rates on the date of enactment.

j)	Comprehensive Income
The Company adopted Statement of Financial Accounting Standard (“SFAS”) No 130, “Reporting Comprehensive Income” SFAS No 130 establishes standards for reporting and presentation of comprehensive income and its components in a full set of financial statements.

k)	Financial Instruments

 Fair Value

Unless otherwise noted, it is management’s opinion that the Company is not exposed to significant interest, currency or credit risks arising from the financial instruments.
Foreign Currency Risk Exchange restrictions and controls exist relating to converting Russian Roubles to other currencies. At present, the Russian Rouble is not a convertible currency outside the Russian Federation. Future movements in the exchange rates between the Russian Rouble and the US dollar will affect the carrying value of the Company’s Russian Rouble denominated monetary assets and liabilities. Such movements may also affect the Company’s ability to realize non-monetary assets represented in the US dollars in these consolidated financial statements. Any transaction of Russian Roubles amounts to US dollars should not be construed as a representation that such Russian Rouble amounts have been, could be, or will in the future be converted into US dollars at the exchange rate shown or at any other exchange rate.

Concentration of Credit Risk

SFAS No 105 “Disclosure of Information About Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentration of Credit Risk”, requires disclosure of any significant off-balance sheet risk and credit risk concentration. The Company does not have significant off-balance sheet risk.

l)	Impairment of Long-Lived Assets
The Company evaluates the recoverability of long-lived assets and the related estimated remaining lives when events or circumstances lead management to believe that the carrying value of an asset may not be recoverable. For the period ended September 30, 2006 and 2007, no events or circumstances occurred for which an evaluation of the recoverability of long-lived assets was required.

m)	Recent Accounting Pronouncement

In May 2007, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position ("FSP") FIN 39-1, Amendment of FASB Interpretation No. 39, to amend paragraph 10 of FASB Interpretation ("FIN") 39, Offsetting of Amounts Related to Certain Contracts, to permit a reporting entity that is party to a master netting arrangement to offset the receivable or payable recognized upon payment or receipt of cash collateral against the fair value amounts recognized against derivative instruments that had been offset under the same master netting arrangement in accordance with paragraph 10.

FSP FIN 39-1 also amends paragraph 3 of FIN 39 to replace the terms, "conditional contracts" and "exchange contracts," with the broader term, "derivative contracts," as defined in SFAS 133, Accounting for Derivative Instruments and Hedging Activities. FSP FIN 39-1 applies to fiscal years beginning after November 15, 2007, with early application permitted. The Company expects that FSP FIN 39-1 will not have a material impact on the Company's financial statements.

In May 2007, the FASB issued FSP FIN 48-1, Definition of Settlement in FASB Interpretation No. 48, an amendment of FIN 48, Accounting for Uncertainty in Income Taxes, to clarify that a tax position is effectively settled for the purpose of recognizing previously unrecognized tax benefits in accordance with paragraph 10(b) of that Interpretation if (a) the taxing authority has completed all of its required or expected examination procedures, (b) the enterprise does not intend to appeal or litigate any aspect of the tax position, and (c) it is considered remote that the taxing authority would reexamine the tax position. FSP FIN 48-1 is effective as of the same dates as FIN 48, with retrospective application required for entities that have not applied FIN 48 in a manner consistent with the provisions of the proposed FSP. The Company expects that FSP FIN 48-1 will not have a material impact on the Company's financial statements.

3.Cash and Cash Equivalents

Cash balances of 30 September 2006 and 30 September 2007 included accounts denominated in Russian Roubles equivalent to 971 $ and 1,202 $ respectively.

4. Accounts, Loans and Notes Receivable
Accounts receivable consist mainly from debt of employees on account.

5. Inventories

The Company’s inventories consist of materials and supplies of LLC “Gorstovoe” estimated 60,000US $ on 30 September 2006 and 50,000US $ on 30 September 2007.

For the number of materials there was no any movement for the period over 180 days, so the obsolescence reserve was accrued as of September 30, 2006 and September 30, 2007.

 6. Property, Plant and Equipment

The Company’s property is computer and other electronic equipment which net carrying amount is 3,211 US $ as of September 30, 2006 and 962 US $ as of September 30, 2007.

7. Construction in progress
We have to point that as CIP assets are remote and difficult to access, the Company didn’t make up stock-taking. Instead of stock-taking the Company periodically handles their availability and condition.
Construction in progress consists of assets presented below as of September 30,2007:

Camp	306,534
Water supply point	45,237
Welt cluster No 1 and technological services	542,410
Production plant	40,296
Sand-pit	116,825
Oil monitor box	58,990
Oil pipe line	3,542,193
Control complex for oil preparing and
pipeline transportation	1,264,619
Oil wells	2,205,286
Equipment work in construction	434,742
Total construction in progress	8,557,132

8. Intangible assets

The Company has obtained licenses from the government authorities for:
a)
exploration activity, mineral exploration, mining operations of oil and gas in Gorstovoe oilfield, the license is valid till March 18, 2014. The Company has licensing agreement of use conditions in Gorstovoe oilfield which is the integral part of the license.

b)	well operations, the license is valid till January 31, 2008.
c)	mining of soil, the license is valid till December 31, 2008.
d)	surveyor operations, the license is valid till May 31, 2009.
e)	underground water extraction, the license is valid till December 31, 2010
The historical cost of these licenses is far below the material level.

9. Other non-current assets
Other non-current assets consist mainly of VAT deductible after the construction work are completed.

10. Current loans payable

	September 30 2007	September 30 2006

CJSC “Finexim”	-	280
CJSC “Ariust”	105	-
LLC “Regiongazstroi”	6	-
LLC “Stroiservis”	14	-
LLC “Managerial Company
“Tomsktruboprovodstroi”	700	133
Total	825	413

The Company receives interest loans short-term loans from financial company and partners of business on account of performance in the future of well operations and oil sales. The interests accrued on loans in the 9 months 2007 to be paid in future were added to this item.

11. Other Accounts Payable, Accrued Liabilities and Taxes except Corporate Income Tax

	September 30 2006	September 30 2007
Accounts payable for vendors	63	272
Taxes payable	9	21
Other Accounts Payable	13	22
Salaries payable	41	64

Promissory notes of Sberbank bought from LLC “Stroiservis” were used as instrument of payment for repayment of the loans.

12. Corporate Income Tax

The Company accounts for income tax pursuant to SFAS No 109 “Accounting for Income Tax”. This Standard prescribes the use of the liability method whereby deferred tax asset and liability account balance are determined based on differences between financial reporting and tax basis of assets and liabilities and are measured using the enacted tax rates. The effects of future changes in tax laws or rates are not anticipated.

Corporate income tax rate applicable in 2006 and in 2007 is 24% of taxable income.

Under SFAS No 109 income taxes are recognized for the following: a) amount of tax payable for the current year, b) deferred tax liabilities and assets for future tax consequences of events that have been recognized differently in the financial statements than for tax purposes.

13. Retained earnings (deficit)

	September 30 2006	September 30 2007

Retained earnings(deficit )	(1,504)	(1,852)
Current retained earnings (deficit)	(173)	(383)
Total	(1,677)	(2,235)

14. Chartered capital

	September 30, 2006	September 30, 2007

Authorized	9,033	9,033

Issued	9,033	9,033

For the period since January 01, 2006 till September 30, 2007 Chartered Capital denominated in Russian Roubles hadn’t been changed.

15. Revenues

The Company’s revenue for the period of 9 months 2007 equals RUR 1,070,175. The revenue was received on the contract from selling crude oil from leased well to Alexandrovsky refinery on the contract #0108-07 dated 10 January 2007. However the operations lead to a loss of RUR 1,057,439.

16. Sales, general and administrative expenses

General and administrative expenses consist mainly from salaries. Other operating expenses consist mainly from obsolescence reserve expense.

LLC «Gorstovoe»

General Director	________/______________/

Chief Accountant	________/______________/
13.02.2008